UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2017

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	75-3056237
(State or other jurisdiction of incorporation)	(SEC File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 8, 2017, CytoDyn Inc. (the “Company”) entered into Subscription Agreements (the “Subscription Agreements”) and Securities Purchase Agreements (the “Securities Purchase Agreements” and, collectively with the Subscription Agreements, the “Offering Agreements”) with certain investors (the “Investors”) for the sale by the Company of 3,336,331 shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $0.75 per share in a registered direct offering. The Investors in this offering also received warrants to purchase 1,668,163 shares of Common Stock (the “Warrants”). The aggregate gross proceeds for the sale of the Common Shares and Warrants will be approximately $2.5 million. Subject to certain ownership limitations, the Warrants will be exercisable commencing on the issuance date at an exercise price equal to $1.00 per share of Common Stock, subject to adjustments as provided under the terms of the Warrants. The Warrants are exercisable for five years from the date of issuance. The closing of the sales of these securities under the Offering Agreements is expected to occur on or about September 8, 2017.

Paulson Investment Company, LLC (the “Placement Agent”), was engaged as a placement agent in connection with the offering. Investors introduced to the Company by the Placement Agent executed a form of Subscription Agreement to effect the sale of Common Shares and Warrants in the Offering; all other Investors executed a form of Securities Purchase Agreement.

The net proceeds to the Company from the transactions, after deducting the Placement Agent’s fees and expenses (not including the Placement Agent Warrants, as defined below), the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the Warrants, are expected to be approximately $2.24 million. The Company intends to use the net proceeds from the transactions to fund clinical trials for its lead product candidate and for general corporate purposes.

The securities sold in the offering were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3, which was initially filed with the Securities and Exchange Commission (the “SEC”) on August 26, 2016 and subsequently declared effective on September 9, 2016 (File No. 333-213349) (the “Registration Statement”), and the base prospectus dated as of September 9, 2016 contained therein. The Company will file a prospectus supplement with the SEC in connection with the sale of the securities.

The representations, warranties and covenants contained in the Offering Agreements were made solely for the benefit of the parties to the Offering Agreements. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Offering Agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the forms of the Offering Agreements are included with this filing only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Offering Agreements, which subsequent information may or may not be fully reflected in public disclosures.

Pursuant to the Placement Agent Agreement, dated as of August 8, 2017 (the “Placement Agent Agreement”) with the Placement Agent, the Company has agreed to pay the Placement Agent a cash fee equal to 9% of the gross proceeds received by the Company from qualified investors as well as a non-accountable expense fee of $25,000. Pursuant to the Placement Agent Agreement, the Company also agreed to grant to the Placement Agent or its designees warrants to purchase up to 8% of the aggregate number of shares sold to qualified investors at an exercise price equal to 110% of the price of the Common Stock sold in the offering or $0.825 per share (the “Placement Agent Warrants”). The Placement Agent is not entitled to compensation relating to Investors not first introduced by it to the Company. The Placement Agent Agreement has indemnity and other customary provisions for transactions of this nature. The Placement Agent Warrants and the shares issuable upon exercise of the Placement Agent Warrants will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws. A copy of the Placement Agent Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The forms of the Subscription Agreement and the Securities Purchase Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K. The form of Warrant is filed as Exhibit 4.1 to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

The legal opinion and consent of Lowenstein Sandler LLP relating to the securities are filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

See Item 1.01 with respect to the Placement Agent Warrants.

Item 5.03. Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 7, 2017, the Company filed with the Secretary of State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation, increasing the total number of authorized shares of Common Stock to 375,000,000. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein. The Company’s stockholders approved the Certificate of Amendment at an annual meeting of stockholders on August 24, 2017.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	3.1	Certificate of Amendment to the Certificate of Incorporation of CytoDyn Inc.

	4.1	Form of Warrant Agreement

	5.1	Opinion of Lowenstein Sandler LLP

	10.1	Form of Subscription Agreement

	10.2	Form of Securities Purchase Agreement

	10.3	Form of Placement Agent Agreement

	23.1	Consent of Lowenstein Sandler LLP (included in the opinion of Lowenstein Sandler LLP as Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

September 8, 2017	By:	/s/ Michael D. Mulholland
	Name:	Michael D. Mulholland
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description.
3.1	Certificate of Amendment to the Certificate of Incorporation of CytoDyn Inc.

4.1	Form of Warrant Agreement

5.1	Opinion of Lowenstein Sandler LLP

10.1	Form of Subscription Agreement

10.2	Form of Securities Purchase Agreement

10.3	Form of Placement Agent Agreement

23.1	Consent of Lowenstein Sandler LLP (included in the opinion of Lowenstein Sandler LLP as Exhibit 5.1)